As filed with the Securities and Exchange Commission on March 7, 2008



                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03758
                                                     ---------

                        MATRIX ADVISORS VALUE FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

                747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017
                ------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                 David A. Katz
                          747 Third Avenue, 31st Floor
                              New York, NY 10017
                              ------------------
                    (Name and address of agent for service)

                                1(800) 366-6223
                                ---------------
               Registrant's telephone number, including area code

                                   Copies to:

                                   Carol Gehl
                              Godfrey & Kahn, S.C.
                               780 N. Water Street
                               Milwaukee, WI 53202

Date of fiscal year end: JUNE 30
                         -------


Date of reporting period:  DECEMBER 31, 2007
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.



                               SEMI-ANNUAL REPORT


                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.


                                DECEMBER 31, 2007


                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017


                              TICKER SYMBOL: MAVFX
                                CUSIP: 57681T102

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

February 5, 2008

Dear Fellow Shareholder:

The Fund posted a disappointing fourth quarter, declining -5.85%. After a strong first half of the year, the Fund was adversely impacted by mortgage related concerns in the second half of the year. As a result, the Fund had a modest 2007, posting a gain of +1.52% for the year. This performance lagged that of the S&P 500 Index which declined by -3.33% for the fourth quarter and rose by +5.49% in 2007. The Fund's Net Asset Value on 12/31/07 was $48.83.

Disclosure Note:

For your information, for the period ended December 31, 2007, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund were 1.52%, 12.35%, 8.93% and 10.23%, respectively. For the same periods the returns for the S&P 500 Index were 5.49%, 12.83%, 5.91% and 8.75%.

Gross Expense Ratio:                    1.31%
Net Expense Ratio:                      1.11%**

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 800-366-6223 OR BY VISITING WWW.MATRIXADVISORSVALUEFUND.COM. THE FUNDS IMPOSE A 1.00% REDEMPTION FEE ON SHARES HELD FOR 60 DAYS OR LESS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

----------
** The Advisor has contractually agreed to reimburse expenses for an indefinite period. IN ADDITION, THE ADVISOR WILL VOLUNTARILY REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF 0.99%, INDEFINITELY. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

As we have previously noted and have discussed further in the accompanying Commentary, the Fund benefited from six profitable takeovers during the 6/30/06 to 6/30/07 fiscal year. These takeovers helped the Fund to increase by 30.54% during the fiscal year ending 6/30/07, but also generated much larger than usual capital gains.

AS A RESULT, THE FUND PAID TWO FOURTH QUARTER DISTRIBUTIONS, TOTALING $10.1776 PER SHARE. IN REVIEWING THE CURRENT NET ASSET VALUE VERSUS THE 12/31/06 VALUATION OF $57.50, IT IS IMPORTANT TO RECOGNIZE THAT THE TOTALITY OF THE DECLINE IN THE NET ASSET VALUE OCCURRED SOLELY AS A RESULT OF THE DISTRIBUTIONS AND WAS NOT DUE TO A LOSS IN PORTFOLIO VALUE.

Despite the disappointment of the past year, we would note that many of our expectations for market performance rotations, either by size of company, sector, or whether a stock was a Growth or Value stock, were realized last year. We expect a number of these to continue in 2008.

We also believe that the overwhelming negative for the Fund last year - financial stocks - might turn into one of its most favorable segments in 2008.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

As we begin the New Year, there is considerable anxiety as to the direction of the economy and its impact on the stock market. We urge you to read the market commentary and the IDEAS ABOUT INVESTING which follow. Each of these pieces focuses on current economic concerns and their investment implications.

All in all, while it reflects a contrarian mindset right now, we are actually optimistic about the markets and very optimistic about the Fund's prospects in 2008.

We are pleased to report that MONEY Magazine has once again cited the Fund as one of its recommended funds for 2008. This inclusion in what is now the "Money 70" marks the fourth consecutive year in which MONEY has included the Fund on its recommended list.

Finally, as we have discussed in the past, Matrix partners, associates and families have significant holdings in the Fund. We collectively continue to have great confidence in its future and a great vested interest in its success. Thank you for your patience, support and confidence. We wish you a healthy, happy and prosperous 2008. Best regards.

Sincerely,

/s/ David A. Katz

David A. Katz, CFA
Fund Manager

In order to be named to the MONEY Magazine's "Money 70", a fund must demonstrate the following attributes: below average operating expenses for its category, at least $100 million in assets, low turnover, a consistent investment approach beating 50% of their peers over the past 5 years and a history of management integrity.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

               CAPITAL MARKETS COMMENTARY AND SEMI-ANNUAL REPORT:
                           4TH QUARTER AND 2007 REVIEW

In retrospect, 2007 can be seen as the inverse of the previous year in the stock market, and especially for the Matrix Advisors Value Fund. Last year, the Fund rose strongly in the first half of 2007, powered largely by highly profitable takeovers, as well as carryover appreciation from 2006.

However, the second half of the year proved to be quite different, as the fallout from the housing slowdown, and in particular the mortgage market, led to increasing concerns about the sustainability of the economy.

SEMI-ANNUAL REVIEW

The past six months were difficult ones for the Fund, as it was negatively impacted by the steep declines in major financial companies. During this six month period ending 12/31/2007, the Fund declined by -8.16%, compared with a commensurate decline of -1.37% in the S&P 500 Index. This reversed the Fund's strength in the first half of the year and resulted in an increase for the year of +1.52% versus an increase of +5.49% for the S&P 500.

The overwhelming story of the overall stock market and certainly of the Fund was the damage wrought by the unraveling of mortgage-related securities at major financial institutions, and the concerns that such damage might have to the wider economy.

The period ended with many of these companies moving assertively to address these issues, and there should be an opportunity for them to have sharp rebounds as 2008 unfolds.

QUARTERLY REVIEW AND 2007 OVERVIEW

The Fund posted negative results for the fourth quarter period for the first time in a decade. (It was the first negative fourth quarter for the S&P 500 Index since 2000.) For the quarter, the fund declined by -5.85% compared to a decrease of -3.33% for the S&P 500.

The culprits for this atypical performance were the continued concerns surrounding the unraveling mortgage market. These particularly focused on the scope and intensity of the fallout in mortgage-related fixed income securities.

Of greatest concern was the impact of these securities on the financial institutions that created, and in many cases, continued to own them. In the absence of easily determined market values, financial institutions took massive write-downs on the value of these securities. While many expected that these book-entry write-downs would greatly exceed the ultimate financial damage done by these instruments, there was damage done by the mere fact of taking the write-downs.

The resulting carnage to the entire financial sector was all too evident to Value-oriented investors, such as the Fund, who had and currently has a significant percentage of their portfolios in financial stocks.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

The Fund managed to hold on to modest gains for the year, despite mid single digit negative performance in the fourth quarter. Nevertheless, the Fund trailed the S&P 500 Index for the both the quarter and for the overall year.

In many respects, financial stocks acted as a tsunami on the overall market, just as mortgage-related losses offset strong gains from the other business areas of financial institutions. Leaving this troubled sector aside, the Fund benefited from its continuing barbell approach in which it holds many mega-cap companies, as well as selected mid- cap and large-cap companies.

As noted previously, the mega-caps benefited from concerns about overall U.S. economic growth, and their ability to find profits abroad. The smaller stocks were the beneficiaries of several successful takeovers during the year. While these areas were strong contributors to positive performance in 2007, their impact was substantially neutralized by losses in financial stocks.

The silver lining in this performance cloud might very well turn out to be regression to the mean. The very weakness in the financial stocks in 2007 could well be, if history is a guide, a prelude to a potentially significant bounce back in 2008.

THROUGH A GLASS CLEARLY: A LOOK BACK AT OUR PREDICTIONS FOR 2007

We had mixed success in our 2007 Fearless Forecast. We were correct on a number of big picture calls like a slower growth economy, a Federal Reserve with a bias to cutting interest rates, the trading range for bond yields, a struggling real estate market and a stock market driven by large and mega-cap stocks. We missed on our calls for slowdowns in the performance of Energy and Basic Material stocks, and for higher returns from the overall market.

Our most disappointing call, however, was that the Fund would continue to build on its 2006 performance momentum. While many drivers in the Fund worked, these positives were not enough to offset the weakness in our financial holdings.

The disappointment in both the broad market and the Fund's returns stems from the unforeseen gross lapses in risk management at many of the major banks and brokerages; these lapses ultimately led to hundreds of billions of dollars of write-downs and to a very weak financial sector.

BATTER UP! OUR FEARLESS FORECAST FOR 2008

With the concept of "no rest for the weary" in the forefront of our minds, we offer the following forecast for 2008:

The economy should remain sluggish for the first half of the year but we believe it will begin to re-emerge in the second half. We are ambivalent, and admittedly on the fence, as to whether the economy slides into recession (and recognize that we might already be in one). However, we do have much greater conviction that, as a result of the Fed's growing willingness to substantively lower interest rates, a healthy global economy and a slowdown which started in the fourth quarter of 2007, the economy should exit the year renewed and modestly growing.

The $64,000 question (we know, that dates us a bit) is the stock market. As we write this letter, there is a lot of skepticism about the market's prospects this year. In fact Bloomberg News recently noted that individual investor sentiment is at a seventeen year low. These extremes in sentiment typically slightly precede or coincide with inflection points in the market and are often indicative of the opposite market outcome.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

Ultimately, we believe that the market should surprise many by having a good year, returning to an historic average of high single to low double digit percentage returns. Expectations are low, and the financial stocks which have been left for dead should, in our opinion, lead the market's recovery as investors perceive that financial institutions are attempting to work through their sub-prime issues.

Furthermore, the long-reviled U.S. stock market might start to look rather appealing vis-a-vis foreign markets if international growth slows.

After a temporary set back in 2007, we believe the Fund is opportunistically positioned to take advantage of the economic climate in 2008, as large and mega-caps should be a good place to be, financial stocks try to recover, and the potential exists for renewed takeover activity in our portfolio.

Treasury bonds are likely to be in a wide range of 3.5% to 5%, as the Fed's willingness to cut rates in order to maintain economic growth should cause rates to move lower early in the year. Should financial stocks stabilize and the economy re-enters a period of growth, Treasury yields should begin to drift to the higher end of the range.

Historically, stocks have been positive in Presidential election years, and increasingly so in the back half of the year. This year, that history, combined with reasonable valuations and improving economic fundamentals, should bode quite well for the market in 2008.

FUND PERFORMANCE

It was a quarter of stark contrasts in performance. Despite well published fears about the disappearing consumer, the Fund's retail stocks actually showed decent positive strength, with Gap, Staples and Wal-Mart posting very healthy results, more than offsetting the weakness in Office Depot.

Healthcare also showed strength, led by Covidien and Teva, as did Energy, where Devon had a standout quarter.

After having had a strong nine months, technology stocks ran out of gas, but were not materially negative for the quarter. Microsoft had a very strong quarter, and Intel, Tyco Electronics, and the newly purchased Taiwan Semiconductor had very respectable performance, offsetting negativity in Analog Devices, Cisco, Dell and Symantec.

The widespread and extensive negativity in financials has been mentioned; the only respite in the sector came from Western Union. Also noteworthy was the decline in cable-related stocks such as Comcast and Time Warner, and industrial stocks such as 3M, GE and Tyco. The combined effect of this was to drag down the Old Economy part of the Fund's portfolio.

During the quarter, we began new positions in McGraw Hill and Taiwan Semiconductor, the latter of which is the second foreign stock trading on a domestic stock exchange currently in our portfolio (Teva is the other). The Fund also sold its small position in H&R Block, which we had re-initiated during the summer, as we had grown increasingly concerned about their balance sheet strength, and because we felt there were more compelling alternatives to invest in.

Looking forward, we are cognizant of the uncertainties that face the economy and the stock market as we begin the New Year. However, we are also mindful of the fact that the stock market has arguably been in a bear market mode for the past half year, and the consensus of more difficulties to come might actually be a bullish indicator.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

The stock market is famously counter-intuitive, and we believe that some positive perceptual changes as to the direction of the economy should propel the market higher in 2008. This is not wishful thinking, but is in our opinion, rooted in our experience that there is more strength and resilience in the economy than it is often credited with.

This contrarian and currently upbeat outlook in the face of widespread pessimism has often availed the Fund well in the past, and we believe it may do so again this year.

CAPITAL GAINS DISCUSSION

As we discussed in our 3rd quarter report, the 2007 fiscal year was atypical since the Fund enjoyed a large number of very profitable mandatory cash takeovers. One aspect of these profitable outcomes was that a much larger percentage than usual of the Fund's capital gains was short term in nature.

IT IS ALSO IMPORTANT TO REMEMBER THAT THESE DISTRIBUTIONS APPLIED TO THE 12 MONTH PERIOD, JULY 1ST, 2006 TO JUNE 30TH 2007, A TIME PERIOD WHEN THE FUND HAD POSITIVE PERFORMANCE OF 30.54%.

When the tax period ended on June 30, 2007, the Fund had very few holdings that were being held at a loss. As a result, the Fund could not meaningfully offset these larger than normal gains.

These significant gains, along with the Fund's typical dividend distribution, resulted in a $10.1776 payout for the past year. Therefore the decline in the NAV for the year versus the 12/31/06 valuation resulted from this distribution. SINCE THERE WAS EITHER CASH OR ADDITIONAL SHARES ISSUED, THE NAV DECLINE DID NOT REFLECT A LOSS IN PORTFOLIO VALUE.

The impact of the individual distributions is illustrated as follows, using a hypothetical ownership of 1,000 shares as of 12/31/06 and the assumption that all capital gains and dividends are reinvested:

-------------------------------------------------------------------------------------------------
DATE                  12/31/2006    10/1/2007    10/2/2007    12/6/2007    12/7/2007   12/31/2007
-------------------------------------------------------------------------------------------------
NAV                   $    57.50   $    62.90   $    54.87   $    52.16   $    50.05   $    48.83
Distribution Amount           --           --   $   8.0588           --   $   2.1188           --
Total Shares               1,000        1,000    1,146.871    1,146.871    1,195.422    1,195.422
Market Value          $57,500.00   $62,900.00   $62,928.81   $59,820.79   $59,830.87   $58,372.46
-------------------------------------------------------------------------------------------------

You will note that despite the significant change in the NAV of the Fund from the day before the distribution to the day thereafter, the Market Value is only slightly different, solely attributable to the movement of the Fund's stock on the day the distribution was made.

The recent market volatility and the sell offs in select stocks and sectors that began in the third quarter of 2007 has enabled the Fund to engage in tax mitigation activities aimed at lowering capital gains in the 2008 fiscal year. As a result, we expect the Fund's capital gains to return to more historic levels in the current fiscal year.

                                      * * *

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

This year we devote the year end installment of Ideas About Investing to the most widely discussed current market-related question: is the economy heading into a recession? And, if so, what are a recession's implications for the 2008 stock market?

As we write this letter, winter has arrived. Regardless of the date on the calendar, the arrival of winter is empirical: one just feels it. There is something very comforting, spiritually, if not thermally, about this, about realizing that some of the most important things in life are just to be felt; nothing more and nothing less.

We wish you only joyful feelings for 2008, as well as good health and prosperity. Our own feelings for our clients are also rather uncomplicated: gratitude and appreciation for the trust and confidence you have placed in us. We resolve to do our utmost to continue to earn that in 2008. Best regards.

----------
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

THE FUND MAY INVEST IN SMALLER COMPANIES WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Opinions expressed are those of the Advisor and are subject to change, are not guaranteed and should not be considered investment advice. (2/08)

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT

                 SURVIVING AND THRIVING FROM CURRENT CHOPPINESS,
                    WHETHER OR NOT IT'S ACTUALLY A RECESSION

 "COULD IT BE? YES IT COULD. SOMETHING'S COMING, SOMETHING GOOD. IF I CAN WAIT."
            - Leonard Bernstein and Stephen Sondheim, WEST SIDE STORY

As the year ended, there was widespread concern that the market was teetering on the precipice of recession. Typically, in such skittish periods there is not much to like about the news, and there is also a sense that this bad news will continue indefinitely.

There is often a sense that good news is fleeting and needs to be contextualized ("yes, but..."), while bad news is the true condition of things, and is here to stay.

This mindset misconstrues both economic history and stock market movements. Economic history shows that past recessions typically have been fairly short-lived. The two most recent ones, 1989-90 and 2000-01 each lasted less than a year.

Most interesting is how the market has acted as a leading indicator for both entering and exiting recessions. According to our research friends at The Leuthold Group, historically the market sells off about six months to nine months ahead of entering a recession, and begins to rally about six months prior to exiting a recession.

Therefore, based on past history, even if one is in the "we're going into recession" camp, there is a decent possibility that we may already be there. And the recent pain of the market would therefore be commensurate with an economy in recession. In fact when all is said and done, the recession might be identified as having started in the fourth quarter of 2007. If this is the case and we have a recession of average duration, we could exit 2008 in economic recovery mode.

This of course also means that, using history as a guide, the market should begin to rally somewhere between the Spring and Fall of this year, in anticipation of the end of such a recession.

There is an encouraging qualifier as to the data concerning the market's acting as a leading indicator of recessions: the data correlates most closely when the market is not richly valued at the time of the recession. That is certainly true today, and stands in distinct contrast to the then prevailing market environment when the most recent recession began in late 2000.

So, assuming there is a recession, there is also good reason to believe that it should be mild and short lived. Why? Maybe because everyone is expecting one, and is geared up accordingly. This would especially apply to the Federal Reserve, which has announced its determination to help keep the economy growing.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

But there are also more fundamental reasons why a recession might be relatively painless. Currently, corporate balance sheets are not overleveraged and inventories are at manageable levels. There is still growth in other parts of the world, which should help both multi-nationals and exporters. Finally, while it is very much in the headlines, the housing slowdown is not new; in several markets it is going into its' third year. This means that it may be that much closer to normalization.

Fair enough, but what does one do between now and then? Does it make sense to just grin and bear it?

Well, no one we know is grinning, but bearing it is absolutely essential. For all the attention paid to macroeconomics and to the historic relationships between the economy, corporate earnings, and stock returns, over shorter periods stock price movements tend to be unpredictable. It seems that when everybody has decided the direction of stocks, they tend to move otherwise. Further, the greatest moves, both up and down, come when they are least expected.

As such, we at Matrix try to focus on quantifiable factors that we can analyze and act on with greater certainty. Typically, these are centered around the intermediate and long term business prospects and valuations of individual businesses. How well will a certain company or industry withstand slower growth? Are they somewhat recession resistant? And will they likely be major beneficiaries of economic recovery, or not?

These are the questions we always ask. Often they lead us to make additions or changes to the Fund. When the Fund is chock full of what we believe are very good businesses at great prices, we have tended to do quite well relative to the general markets, regardless of near term market negativity (real or perceived).

We believe we are at one of those points now. That is, we recognize the negativity that pervades the market, and is likely to do so for a while. But we also believe that we are well situated not only for that period, but also for the market environment that will follow it. And it is that subsequent period that should ultimately tell the story of the stock market in 2008.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2007 to December 31, 2007.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      ACTUAL         HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE                       PERFORMANCE    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (07/01/07)    $1,000.00      $1,000.00

Ending Account Value (12/31/07)       $918.40        $1,020.82

Expenses Paid During Period(1)        $4.80          $5.05
--------------------------------------------------------------------------------
1 Expenses are equal to the Fund's annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                MATRIX ADVISORS
                                VALUE FUND, INC.

SECTOR BREAKDOWN
-------------------------------------------------------------------------------
Consumer Durables                                                          14.0%
Consumer Non-durables                                                       4.0%
Energy                                                                     12.0%
Finance                                                                    24.7%
Industrial                                                                  9.5%
Medical                                                                    13.1%
Technology                                                                 21.4%
                                                                          -----
                                                                           98.7%
Cash                                                                        1.3%
                                                                          -----
Total Investments                                                         100.0%
                                                                          =====
-------------------------------------------------------------------------------
The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2007.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 - (UNAUDITED)

SHARES                                                                VALUE
-------------------------------------------------------------------------------
COMMON STOCK - 98.7%

BANK (MONEY CENTER): 6.3%
   165,000   Citigroup, Inc. ...................................   $  4,857,600
   125,000   J.P. Morgan Chase & Co. ...........................      5,456,250
                                                                   ------------
                                                                     10,313,850
                                                                   ------------
BANK (SUPER REGIONAL): 3.4%
   133,084   Bank of America Corp. .............................      5,491,046
                                                                   ------------
COMPUTERS AND PERIPHERALS: 3.2%
   215,000   Dell, Inc. * ......................................      5,269,650
                                                                   ------------
CONSUMER FINANCE: 0.7%
    70,000   Discover Financial Services .......................      1,055,600
                                                                   ------------
DIVERSIFIED OPERATIONS: 9.5%
    46,000   3M Co. ............................................      3,878,720
   160,000   General Electric Co. ..............................      5,931,200
   142,000   Tyco International Ltd. ...........................      5,630,300
                                                                   ------------
                                                                     15,440,220
                                                                   ------------
DRUG: 6.3%
   235,000   Pfizer, Inc. ......................................      5,341,550
   109,000   Wyeth .............................................      4,816,710
                                                                   ------------
                                                                     10,158,260
                                                                   ------------
DRUG (GENERIC): 3.1%
   108,000   Teva Pharmaceutical Industries, Ltd. - ADR ........      5,019,840
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 1.9%
    83,075   Tyco Electronics Ltd. .............................      3,084,574
                                                                   ------------
FINANCIAL SERVICES: 3.4%
   228,000   Western Union Co. .................................      5,535,840
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES: 3.8%
   139,500   Covidien Ltd. .....................................      6,178,455
                                                                   ------------

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 - (UNAUDITED), CONTINUED

SHARES                                                                VALUE
-------------------------------------------------------------------------------
HYPERMARKETS & SUPERCENTERS: 4.0%
   136,000   Wal-Mart Stores, Inc. .............................   $  6,464,080
                                                                   ------------
INSURANCE (DIVERSIFIED): 4.0%
   112,000   American International Group, Inc. ................      6,529,600
                                                                   ------------
MEDIA: 8.6%
   294,000   Comcast Corp. * ...................................      5,327,280
    56,000   The McGraw-Hill Companies, Inc. ...................      2,453,360
   380,000   Time Warner, Inc. .................................      6,273,800
                                                                   ------------
                                                                     14,054,440
                                                                   ------------
PETROLEUM (INTEGRATED): 12.0%
    68,000   ChevronTexaco Corp. ...............................      6,346,440
    75,000   ConocoPhillips ....................................      6,622,500
    73,500   Devon Energy Corp. ................................      6,534,885
                                                                   ------------
                                                                     19,503,825
                                                                   ------------
RETAIL STORE: 1.0%
    80,000   Gap, Inc. .........................................      1,702,400
                                                                   ------------
SECURITIES BROKERAGE: 6.9%
    99,000   Merrill Lynch & Co, Inc. ..........................      5,314,320
   112,000   Morgan Stanley ....................................      5,948,320
                                                                   ------------
                                                                     11,262,640
                                                                   ------------
SEMICONDUCTOR: 5.3%
   123,000   Analog Devices, Inc. ..............................      3,899,100
   150,000   Intel Corp. .......................................      3,999,000
    65,000   Taiwan Semiconductor Manufacturing Co., Ltd. - ADR         647,400
                                                                   ------------
                                                                      8,545,500
                                                                   ------------

             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007 - (UNAUDITED), CONTINUED

SHARES                                                                VALUE
-------------------------------------------------------------------------------
SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.7%
   162,000   Novellus Systems, Inc. * ..........................   $  4,466,340
                                                                   ------------
SOFTWARE: 5.8%
   175,000   Microsoft Corp. ...................................      6,230,000
   200,000   Symantec Corp. * ..................................      3,228,000
                                                                   ------------
                                                                      9,458,000
                                                                   ------------
SPECIALTY RETAIL: 4.4%
   165,000   Office Depot, Inc. * ..............................      2,295,150
   207,500   Staples, Inc. .....................................      4,787,025
                                                                   ------------
                                                                      7,082,175
                                                                   ------------
TELECOMMUNICATIONS (EQUIPMENT): 2.4%
   145,300   Cisco Systems, Inc. * .............................      3,933,271
                                                                   ------------
TOTAL COMMON STOCKS (Cost $147,863,255) ........................    160,549,606
                                                                   ------------
SHORT TERM INVESTMENTS: 0.2%
   261,125   Fidelity Institutional Money Market Portfolio .....        261,125
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $261,125)

TOTAL INVESTMENTS (Cost $148,124,380): 98.9%                        160,810,731
OTHER ASSETS IN EXCESS OF LIABILITIES: 1.1%                           1,774,581
                                                                   ------------
TOTAL NET ASSETS: 100.0%                                           $162,585,312
                                                                   ============

----------
* Non-Income Producing.
ADR - American Depository Receipt.

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2007 (UNAUDITED)

ASSETS
  Investments in securities, at value (cost $148,124,380) .......  $160,810,731
  Receivables:
    Securities sold .............................................     1,786,489
    Fund shares sold ............................................       200,408
    Dividends and interest ......................................       109,378
  Prepaid expenses and other assets .............................        11,658
                                                                   ------------
  Total assets ..................................................   162,918,664
                                                                   ------------
LIABILITIES
  Payable to Advisor ............................................        95,858
  Payable for Fund shares repurchased ...........................       142,768
  Accrued expenses and other liabilities ........................        94,726
                                                                   ------------
  Total liabilities .............................................       333,352
                                                                   ------------
NET ASSETS ......................................................  $162,585,312
                                                                   ============
  Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares authorized) ...............     3,329,624
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ..  $      48.83
                                                                   ============
COMPOSITION OF NET ASSETS
  Paid-in capital ...............................................  $147,624,976
  Undistributed net investment income ...........................        (8,098)
  Accumulated net realized gain on investments ..................     2,282,083
  Net unrealized appreciation on investments ....................    12,686,351
                                                                   ------------
NET ASSETS ......................................................  $162,585,312
                                                                   ============

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

INVESTMENT INCOME
  INCOME
    Dividend income (Net of foreign tax withheld of $5,213) .....  $  1,750,983
    Interest income .............................................        47,570
                                                                   ------------
    Total income ................................................     1,798,553
                                                                   ------------
  EXPENSES
    Advisory fees ...............................................       992,379
    Administration fees .........................................       124,409
    Shareholder servicing fees and accounting fees ..............        57,826
    Professional fees ...........................................        23,768
    Chief Compliance Officer fees ...............................        24,608
    Custodian fees ..............................................        20,061
    Reports to shareholders .....................................        15,142
    Federal and State registration fees .........................        13,770
    Directors fees and expenses .................................        14,128
    Other expenses ..............................................         4,934
                                                                   ------------
  Total operating expenses ......................................     1,291,025
  Less: Expense reimbursement by Advisor ........................      (313,329)
                                                                   ------------
  Net operating expenses ........................................       977,696
    Interest Expense ............................................         9,260
                                                                   ------------
  Net expenses ..................................................       986,956
                                                                   ------------
  NET INVESTMENT INCOME .........................................       811,597
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ..................     8,435,102
  Net change in unrealized appreciation (depreciation)
    on investments ..............................................   (25,878,164)
                                                                   ------------
  Net realized and unrealized gain on investments ...............   (17,443,062)
                                                                   ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........  $(16,631,465)
                                                                   ============

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                                                                   SIX MONTHS           YEAR
                                                                      ENDED             ENDED
STATEMENT OF CHANGES IN NET ASSETS                             DECEMBER 31, 2007    JUNE 30, 2007
-------------------------------------------------------------------------------------------------
                                                                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income ..................................      $    811,597      $  1,260,058
    Net realized gain on investments .......................         8,435,102        26,707,040
    Net change in unrealized appreciation (depreciation)
      of investments .......................................       (25,878,164)       19,917,320
                                                                  ------------      ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....       (16,631,465)       47,884,418
                                                                  ------------      ------------
  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income ..................................        (1,569,759)       (1,553,193)
    Realized gain on investments ...........................       (32,230,798)      (10,061,360)
                                                                  ------------      ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................       (33,800,557)      (11,614,553)
                                                                  ------------      ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ..............................        18,446,663        78,583,712
    Proceeds from reinvestment of distribution .............        32,934,320        11,040,445
    Cost of shares redeemed ................................       (68,614,835)      (56,188,748)
    Redemption fees ........................................            13,988            10,250
                                                                  ------------      ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ..       (17,219,864)       33,445,659
                                                                  ------------      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (67,651,886)       69,715,524
NET ASSETS
  Beginning of period ......................................       230,237,198       160,521,674
                                                                  ------------      ------------
  End of period (includes Undistributed net investment
    income of ($8,098) and $750,064, respectively) .........      $162,585,312      $230,237,198
                                                                  ============      ============
CHANGE IN SHARES
  SHARES OUTSTANDING, BEGINNING OF PERIOD ..................         3,622,534         3,093,445
                                                                  ------------      ------------
    Shares sold ............................................           316,695         1,308,770
    Shares issued on reinvestment of distributions .........           612,178           199,035
    Shares redeemed ........................................        (1,221,783)         (978,716)
                                                                  ------------      ------------
  SHARES OUTSTANDING, END OF PERIOD ........................         3,329,624         3,622,534
                                                                  ============      ============

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                         ENDED                             YEARS ENDED JUNE 30,
                                                      DECEMBER 31,    ------------------------------------------------------------
                                                          2007          2007           2006        2005        2004          2003
----------------------------------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)
Net asset value, beginning of year ..................   $ 63.56       $ 51.89        $ 51.94     $ 54.02     $ 44.39       $ 41.14
                                                        -------       -------        -------     -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .............................      0.23          0.36           0.43        0.54        0.18(c)       0.14
  Net realized and unrealized
    gain (loss) on investments ......................     (4.78)        14.96           1.69       (1.39)       9.65(c)       3.32
                                                        -------       -------        -------     -------     -------       -------
Total from investment operations ....................     (4.55)        15.32           2.12       (0.85)       9.83          3.46
                                                        -------       -------        -------     -------     -------       -------
LESS DISTRIBUTIONS:
  Dividends from net investment income ..............     (0.48)        (0.49)         (0.35)      (0.42)      (0.21)        (0.08)
  Distributions from realized gains .................     (9.70)        (3.16)         (1.82)      (0.81)       0.00         (0.14)
                                                        -------       -------        -------     -------     -------       -------
Total distributions .................................    (10.18)        (3.65)         (2.17)      (1.23)      (0.21)        (0.22)
                                                        -------       -------        -------     -------     -------       -------
Paid-in capital from redemption fees (Note 2) .......        --(a)         --(a)          --(a)       --(a)     0.01          0.01
                                                        -------       -------        -------     -------     -------       -------
Net asset value, end of year ........................   $ 48.83       $ 63.56        $ 51.89     $ 51.94     $ 54.02       $ 44.39
                                                        =======       =======        =======     =======     =======       =======
Total return ........................................     (8.16%)**     30.54%          4.09%      (1.61%)     22.21%         8.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ................   $ 162.6       $ 230.2        $ 160.5     $ 240.4     $ 315.9       $ 107.1
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement ......................      1.31%*        1.30%          1.32%       1.29%       1.26%         1.33%
  After expense reimbursement .......................      0.99%*        0.99%          0.99%       0.99%       0.99%         0.99%
  Interest Expense ..................................      0.01%         0.00%(b)         --          --          --            --
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS:
  Before expense reimbursement ......................      0.51%*        0.37%          0.27%       0.69%       0.24%         0.20%
  After expense reimbursement .......................      0.82%*        0.68%          0.60%       0.99%       0.51%         0.54%
Portfolio turnover rate .............................        22%**         52%            28%         18%         17%           30%

(a)   less than 0.01.
(b)   Interest expense was less than 0.01%
(c) Numbers have been restated from $0.94 to $0.18 and fro $8.89 to $9.65, respectively. This has no impact on the Fund's net assets, net asset value or total return.
*     Annualized.
**    Not Annualized.

              THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                         INTEGRAL PART OF THIS SCHEDULE.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.    SECURITY VALUATION.

      Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

      Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

B.    SHARES VALUATION.

      The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund will assess a 1.00% fee on redemption of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C.    FEDERAL INCOME TAXES.

      The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

D.    USE OF ESTIMATES.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.    RECLASSIFICATION OF CAPITAL ACCOUNTS.

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Because these tax adjustments are made on an annual basis only, for the six months ended December 31, 2007, the Fund had no permanent book-to-tax differences.

F.    SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.

      Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

G.    INDEMNIFICATION OBLIGATIONS.

      Under the Fund's organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred or that would be covered by other parties.

H.    LINE OF CREDIT.

      The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. Borrowing activity under the Loan Agreement for the six months ended December 31, 2007, was as follows:

  MAXIMUM                          AMOUNT            AVERAGE
   AMOUNT       INTEREST       OUTSTANDING AT         AMOUNT           AVERAGE
OUTSTANDING      EXPENSE     DECEMBER 31, 2007     OUTSTANDING     INTEREST RATE
--------------------------------------------------------------------------------
 $6,826,000      $9,260              $0              $236,516           7.79%

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. For the six months ended December 31, 2007, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $313,329. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

At December 31, 2007, the cumulative amount available for reimbursement that has been paid and/or waived is $2,370,711. CURRENTLY, THE ADVISOR HAS AGREED NOT TO SEEK REIMBURSEMENT OF SUCH FEE REDUCTIONS AND/OR EXPENSE PAYMENTS. The advisor may recapture a portion of this amount no later than the dates stated below:

                                    JUNE 30,
               --------------------------------------------------
                 2008          2009          2010          2011
               --------------------------------------------------
               $834,902      $649,605      $582,135      $313,329
               --------------------------------------------------

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For the six months ended December 31, 2007, U.S. Bancorp Fund Services, LLC was paid $124,409, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund's Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund's principal underwriter.

An employee of U.S. Bancorp Fund Services, LLC serves as the Fund's Chief Compliance Officer. The Chief Compliance Officer receives no compensation from the Fund for his services; however, the Administrator was paid $24,608 for six months ended December 31, 2007 for the services of the CCO.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended December 31, 2007, are as follows:

                                    PURCHASES            SALES
               --------------------------------------------------
               Common Stock        $43,510,852        $88,529,482

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

       Cost of investments for tax purposes                 $193,238,625
                                                            ============
       Gross tax unrealized appreciation                      40,596,620
       Gross tax unrealized depreciation                      (2,032,105)
                                                            ------------
       Net tax unrealized appreciation on investments       $ 38,564,515
                                                            ============
       Undistributed ordinary income                        $  4,327,632
       Undistributed long-term capital gains                $ 22,500,211
                                                            ------------
       Total Distributable Earnings                         $ 26,827,843
                                                            ============
       Total Accumulated Earnings                           $ 65,392,358

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

The tax character of distributions paid during the six months ended December 31, 2007 and the year ended June 30, 2007 were as follows:

                                      December 31, 2007      June 30, 2007
                                      -----------------      -------------
      Distributions Paid From:
      Ordinary Income                    $ 7,902,169          $ 1,693,929
      Long-Term Capital Gain             $25,898,388          $ 9,920,624
                                         $33,800,557          $11,614,553

NOTE 6 - ACCOUNTING PRONOUNCEMENTS

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements", which will expand the disclosure requirements for fair value measurements. The new standard defines fair value as the price that would be received upon the sale of an asset or transfer of a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, this Statement also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and earlier adoption is permitted. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "Independent Directors").

At a meeting held on August 16, 2007, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor, including its Form ADV, and comparative information about the Fund's performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)    The nature, extent and quality of services provided by the Advisor.

      The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

      reports to the Board regarding the Advisor's performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor's reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)    The performance of the Fund and the Advisor.

      The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended June 30, 2007. The peer group was selected using data from Lipper, Inc. based on a range of criteria including investment policy, primary distribution channel, structure (no-load funds not charging a 12b-1 fee), and asset size. This peer group was compiled by the Fund's administrator. The Independent Directors observed that the performance was very favorable for the one-year, five-year and ten-year periods, but was below the median for the three-year period. The Board also reviewed the performance of the Fund compared to the S&P 500 Index(R), an unmanaged index. The Board noted that the Fund outperformed the Index during the one-year, five-year and ten-year periods, but lagged the Index during the three-year period. After considering all factors related to the performance of the Fund, including the Advisor's commentary at regular quarterly Board meetings, the Board concluded the Fund's performance was satisfactory.

3) The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

      In connection with the Director's consideration of the level of the advisory fee, the Directors considered a number of factors. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged (i) by funds in the Peer Group, (ii) other funds with an investment policy similar to the Fund's, that are advised or sub-advised by the Advisor, and (iii) other types of accounts, such as institutional and pension accounts, with a similar investment policy to the Fund's that are advised or sub-advised by the Advisor. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements.

MATRIX ADVISORS
VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

      The Board noted that the contract rate of the Fund's advisory fee was reasonable, but above the median, when compared to the fees of the peer group. However, the Board noted that the Advisor paid significant subsidies to the Fund by limiting the expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. Ultimately, the Board noted that the Fund's shareholders paid total expenses that were below the median of the peer group. The Board also reviewed the schedules of fees charged to other advisory clients. While the Board noted that the fees the Advisor charges for the funds it sub-advises and for its managed accounts are generally lower than the Fund's advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts.

      The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the year ended June 30, 2007. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

      With respect to the Board's consideration of economies of scale, the Independent Directors reviewed the fee schedules of other Funds in the peer group and noted that few funds had access to breakpoints at the Fund's current asset levels, though some agreements included breakpoints at higher asset levels. The Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached much higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)    Other Factors.

      The Board also discussed the Advisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers' and dealers' provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research services, the Fund and the Advisor have not entered into any "third party" soft dollar arrangements with brokers whereby the Fund's brokerage is directed to such brokers in return for research.

      Based on a consideration of all these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

                                                                                                 NUMBER
                                                                                             OF PORTFOLIOS
                                                                        PRINCIPAL                IN FUND          OTHER
       NAME,                    POSITION(S)                            OCCUPATION(S)             COMPLEX       DIRECTORSHIPS
     ADDRESS,                    HELD WITH        DATE                  DURING THE              OVERSEEN          HELD BY
AND YEAR OF BIRTH                 THE FUND      ELECTED+               PAST 5 YEARS            BY DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
David A. Katz, CFA             Director;          Since      Chief Investment Officer               1              None
747 Third Avenue               President,         1997       (1986 to present) and
New York, NY 10017             and Treasurer                 President (1990 to present)
(Born 1962)                                                  of Matrix Asset Advisors, the
                                                             Fund's Advisor, and portfolio
                                                             manager of the Fund (1996
                                                             to present).

Robert M. Rosencrans *         Director           Since      Retired; formerly, President of        1              None
747 Third Avenue                                  1985       Columbia International, Inc.
New York, NY 10017                                           (cable television developer and
(Born 1927)                                                  operator) (1984 to 2005).

T. Michael Tucker *            Director           Since      Consultant, Carr Riggs &               1              None
747 Third Avenue                                  1997       Ingram, LLP (2005 to
New York, NY 10017                                           present); formerly, Owner of
(Born 1942)                                                  T. Michael Tucker, a certified
                                                             public accounting firm (1977
                                                             to 2005).
Larry D. Kieszek *             Director and       Since      Managing Partner of Purvis,            1              None
747 Third Avenue               Chairman           1997       Gray & Company, a certified
New York, NY 10017                                           public accounting firm (1974
(Born 1950)                                                  to present).

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

                                                                                                 NUMBER
                                                                                             OF PORTFOLIOS
                                                                        PRINCIPAL                IN FUND          OTHER
       NAME,                    POSITION(S)                            OCCUPATION(S)             COMPLEX       DIRECTORSHIPS
     ADDRESS,                    HELD WITH        DATE                  DURING THE              OVERSEEN          HELD BY
AND YEAR OF BIRTH                 THE FUND      ELECTED+               PAST 5 YEARS            BY DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Douglas S. Altabef             Executive          Since      Senior Managing Director              N/A             N/A
747 Third Avenue               Vice               2000       of Matrix Asset Advisors,
New York, NY 10017             President and                 the Fund's Advisor (1996 to
(Born 1951)                    Secretary                     present).

Steven G. Roukis, CFA          Senior Vice        Since      Managing Director of Matrix           N/A             N/A
747 Third Avenue               President          2000       Asset Advisors, the Fund's
New York, NY 10017                                           Advisor (2005 to present);
(Born 1967)                                                  formerly, Director of
                                                             Research, Senior Vice
                                                             President-Equity Research
                                                             of Matrix Asset Advisors and
                                                             various other positions within
                                                             research (1994 - 2005).

Jordan F. Posner               Senior Vice        Since      Managing Director of Matrix           N/A             N/A
747 Third Avenue               President          2006       Asset Advisors, the Fund's
New York, NY 10017                                           Advisor (2005 to present);
(Born 1957)                                                  formerly, Partner of David J.
                                                             Greene & Co., an investment
                                                             firm (1993 - 2005).

Lon F. Birnholz                Senior Vice        Since      Managing Director of Matrix           N/A             N/A
747 Third Avenue               President          2006       Asset Advisors, the Fund's
New York, NY 10017                                           Advisor (1999 to present).
(Born 1960)

Conall Duffin                  Assistant Vice     Since      Marketing Associate, Matrix           N/A             N/A
747 Third Avenue               President and      2002       Asset Advisors, the Fund's
New York, NY 10017             Assistant                     Advisor (2001 to present).
(Born 1975)                    Secretary

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

ADDITIONAL INFORMATION (UNAUDITED), CONTINUED

                                                                                                 NUMBER
                                                                                             OF PORTFOLIOS
                                                                        PRINCIPAL                IN FUND          OTHER
       NAME,                    POSITION(S)                            OCCUPATION(S)             COMPLEX       DIRECTORSHIPS
     ADDRESS,                    HELD WITH        DATE                  DURING THE              OVERSEEN          HELD BY
AND YEAR OF BIRTH                 THE FUND      ELECTED+               PAST 5 YEARS            BY DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Robert M. Slotky               Vice               Since      Vice President, U.S. Bancorp          N/A             N/A
2020 E. Financial Way          President,         2004       Fund Services, LLC since
Glendora, CA 91741             Chief                         July 2001.
(Born 1947)                    Compliance
                               Officer

                               AML                Since
                               Compliance         2006
                               Officer

*     Not an "interested person", as that is defined by the 1940 Act.
+ Directors and Officers of the Fund serve until their resignation, removal or retirement.

                       This page intentionally left blank.

                       This page intentionally left blank.

                               BOARD OF DIRECTORS
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker

                                        o

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                      1555 N. River Center Drive, Ste. 302
                               Milwaukee, WI 53212

                                        o

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                        o

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste. 100
                               Glendora, CA 91741

                                        o

                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                            Tait, Weller & Baker, LLP
                          1818 Market Street, Ste. 2400
                             Philadelphia, PA 19103

                                        o

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporate by reference to previous Form N-CSR filing.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           MATRIX ADVISORS VALUE FUND, INC.

           By                  /s/  David A. Katz
               -----------------------------------------------------
                               David A. Katz, President/Treasurer

           Date                3/4/2008
                ----------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By                  /s/  David A. Katz
               ---------------------------------------------------------
                               David A. Katz, President/Treasurer

           Date                3/4/2008
                ----------------------------------------